Exhibit 99.1

U.S. Physical Therapy Preliminary Report On Impact to Operations From Hurricane Ike

HOUSTON--(BUSINESS WIRE)--U.S. Physical Therapy, Inc. (NASDAQ:USPH), a national operator of physical and occupational therapy outpatient clinics, today reported that approximately 40 of its total 365 clinics have had operations impacted as the result of Hurricane Ike.

Chris Reading, Chief Executive Officer, said, “We are fortunate that none of our employees were injured in the hurricane. Power was restored to our Houston based national office on Sunday and virtually all of our corporate staff are now back at work. Although none of our clinics suffered major damage as the result of Hurricane Ike, 7 locations are still without electricity. We expect to have the temporarily closed locations back up and running within the next few weeks. Those clinics that have reopened are seeing lower than normal patient volumes as many Houston area residents have yet to return to the city and others are busy dealing with the aftermath of the storm.”

Larry McAfee, Chief Financial Officer, reported, “Through today, Wednesday, September 17th, an estimated 1,700 patient visits, representing $165,000 in revenue and profit contribution, have been lost as a result of the storm.”

Management plans to update this preliminary report concerning the effect from Hurricane Ike on U.S. Physical Therapy’s operations as further information becomes available.

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  revenue and earnings expectations;

  general economic, business, and regulatory conditions including federal and state regulations;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  competitive and/or economic conditions in our markets which may require us to close certain clinics and thereby incur closure costs and losses including the possible write-down or write-off of goodwill;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  maintaining adequate internal controls;
  availability, terms, and use of capital;
  acquisitions and the successful integration of the operations of the acquired businesses; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 365 clinics in 42 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, non-surgical treatment of osteo arthritis, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages physical therapy facilities for third parties, including hospitals and physician groups. The Company was recently added to the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

CONTACT:
U.S. Physical Therapy, Inc.
Chief Financial Officer
Larry McAfee, 713-297-7000
Chief Executive Officer
Chris Reading, 713-297-7000